As filed with the Securities and Exchange Commission on January 8, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
High Yield Strategies Fund Inc.

Annual Report
October 31, 2015

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	21

FINANCIAL HIGHLIGHTS/PER SHARE DATA	34

Report of Independent Registered Public Accounting Firm	36
Distribution Reinvestment Plan	37
Directory	40
Directors and Officers	41
Proxy Voting Policies and Procedures	50
Quarterly Portfolio Schedule	50
Report of Votes of Stockholders	51
Board Consideration of the Management and Sub-Advisory Agreements	52

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund Inc. for the 12 months ended October 31, 2015. The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.

Neuberger Berman High Yield Strategies Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. generated a -4.23% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2015 and underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a -2.03% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) detracted from performance.

The overall fixed income market was volatile at times but posted a positive return over the 12-month period. Short-term Treasury yields moved higher in anticipation of the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined given a number of flights to quality. Despite a strong finish, the high yield fixed income market generated weak results during the period. In particular, the energy and metals & mining sectors performed poorly given signs of moderating global growth. Within the benchmark, CCC-rated securities (a relatively low rating) and BB-rated securities (rated higher) returned -10.22% and 1.16%, respectively.

From a sector perspective, security selection in energy and telecommunication services, along with an underweight to banking, detracted the most from performance. Conversely, an underweight to metals & mining, an overweight to gaming and security selection in technology & electronics contributed the most to results.

In terms of the Fund’s quality bias, security selection of CCC-rated securities was generally positive for performance. Elsewhere, security selection of BB and higher rated issues detracted from results.

We made several adjustments to the portfolio during the reporting period. We increased the Fund’s allocation to BB-rated bonds, while moving its allocation to CCC-rated bonds from an overweight to a neutral position versus the benchmark. From a sector perspective, we increased the Fund’s allocations to technology & electronics, media & cable and retailers. Conversely, we reduced its exposures to energy, telecommunication services and packaging.

The Fund’s use of derivatives detracted from performance during the reporting period.

Looking ahead, we believe high yield valuations are attractive versus their default risk. We anticipate U.S. GDP growth of about 2% in 2016, which should be supportive for the overall high yield market. Within the market, leverage remains moderate at 4.1 times debt to cash flow, while near-term bond/loan maturities have been significantly reduced through refinancing. That said, we think volatility could remain elevated. Defaults in the U.S. high yield market are currently estimated at around 1.5% for 2015 and could move up to 3% in 2016. Another uncertainty is the Fed’s transition to a less accommodative monetary policy. While we anticipate several rate hikes in 2016, our view is that the Fed will take a gradual approach and move more slowly than many previously expected. It’s important to point out that interest rates have not historically been the primary driver of high yield performance. Rather, this has been largely a function of GDP growth and default rates, both of which we feel will be supportive in 2016. Furthermore, an environment of gradual interest rate hikes has historically been constructive for high yield bonds, as it usually means the economy is on solid footing.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O’REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments (excluding
Short-Term Investments*))
Less than One Year	0.0%
One to less than Five Years	27.3
Five to less than Ten Years	66.3
Ten Years or Greater	6.4
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
			Average Annual Total Return
	Inception Date		Ended 10/31/2015
		1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	-4.23%	6.94%	9.25%	9.67%
At Market Price[3]	07/28/2003	-11.53%	3.02%	6.92%	7.75%
Index
BofA Merrill Lynch
U.S. High Yield
Master II
Constrained Index[4]		-2.03%	6.00%	7.52%	7.80%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Notes to the Financial Highlights for additional information regarding fee waivers.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Management LLC* at (800) 877-9700, or visit our website at www.nb.com.

*	Please note, as explained further in Note E to the Financial Statements, following a consolidation of certain Neuberger Berman entities, including Neuberger Berman Management LLC, that is anticipated to occur on or about January 1, 2016, the name of the investment manager to the Fund will be Neuberger Berman Investment Advisers LLC.

Description of Index

BofA Merrill Lynch US High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc.

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (8.1%)

Aerospace & Defense (0.4%)
$189,043	Transdigm Inc., First Lien Term Loan D, 3.75%, due 6/4/21	$186,207
713,587	Transdigm Inc., Term Loan E1, 3.50%, due 5/16/22	698,203
		884,410

Building & Development (0.1%)
370,000	HDS Holding Corp., First Lien Term Loan, due 8/13/21	368,613	¢^^

Business Equipment & Services (1.7%)
189,050	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	184,229
189,045	Advantage Sales and Marketing, First Lien Term Loan, 4.25%, due 7/23/21	184,690
2,110,000	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	1,939,892
1,992,902	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	1,977,955
		4,286,766

Cable & Satellite Television (0.3%)
805,000	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	803,865

Conglomerates (0.1%)
300,385	Spectrum Brands, Inc., First Lien Term Loan, 3.75%, due 6/23/22	301,286

Containers & Glass Products (0.3%)
190,000	Berry Plastics, First Lien Term Loan E, 3.75%, due 1/6/21	189,763
602,500	Berry Plastics, First Lien Term Loan F, 4.00%, due 10/3/22	603,337
		793,100

Electronics - Electrical (0.8%)
1,177,764	Avago Technologies, First Lien Term Loan B, 3.75%, due 5/6/21	1,177,434
275,000	CommScope, First Lien Term Loan B1, 3.75%, due 12/29/22	274,486	Ñ
447,750	Riverbed Technology, First Lien Term Loan B, 6.00%, due 4/24/22	447,750
		1,899,670

Financial Intermediaries (0.6%)
670,000	First Data Corporation, First Lien Term Loan B, 3.95%, due 7/8/22	668,117
861,913	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/19/20	784,341	Ñ
		1,452,458

Health Care (0.3%)
179,550	Alere Inc., First Lien Term Loan B-1, 4.25%, due 6/18/22	179,550
191,520	dj Orthopedics LLC, First Lien Term Loan B1, 4.25%, due 6/8/20	189,796
266,591	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	262,449
		631,795

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Lodging & Casinos (2.2%)
$359,100	Eldorado Resort LLC, First Lien Term Loan B, 4.25%, due 7/23/22	$358,651
1,759,000	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,751,665	Ñ
3,118,405	Mohegan Tribal Gaming, First Lien Term Loan, 5.50%, due 6/15/18	3,080,984
189,006	Twin Rivers Casino, First Lien Term Loan B, 5.25%, due 7/10/20	189,065
		5,380,365

Oil & Gas (0.6%)
2,015,500	Exco Resources Inc., Term Loan B, 12.50%, due 10/26/20	1,562,012	Ñ

Publishing (0.1%)
378,577	Tribune Company, First Lien Term Loan B, 3.75%, due 12/27/20	377,395

Radio & Television (0.1%)
94,497	Univision Communications Inc., First Lien Term Loan C-3, 4.00%, due 3/1/20	93,812
94,501	Univision Communications Inc., First Lien Term Loan C4, 4.00%, due 3/1/20	93,839
		187,651

Retailers (except food & drug) (0.4%)
1,119,375	PetSmart Inc., First Lien Term Loan B1, 4.25%, due 3/11/22	1,118,771

Steel (0.1%)
210,000	FMG Resources, First Lien Term Loan, due 6/30/19	177,225	¢^^
Total Bank Loan Obligations (Cost $20,811,573)		20,225,382

Corporate Debt Securities (135.0%)

Advertising (2.3%)
1,190,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,234,625
495,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	509,850
1,800,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,876,500
2,100,000	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	2,134,125	ñ
		5,755,100

Aerospace & Defense (0.1%)
216,000	Kratos Defense & Security Solutions, Inc., Senior Secured Notes, 7.00%, due 5/15/19	161,460

Auto Parts & Equipment (0.6%)
1,360,000	ZF N.A. Capital, Inc., Guaranteed Notes, 4.00%, due 4/29/20	1,373,600	ñ

Automakers (1.4%)
3,280,000	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	3,517,800

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Banking (4.0%)
$270,000	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	$278,775
1,125,000	Ally Financial, Inc., Senior Unsecured Notes, 3.60%, due 5/21/18	1,139,062
2,915,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	3,446,987
245,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, due 9/30/24	258,157
1,018,000	Ally Financial, Inc., Senior Unsecured Notes, 8.00%, due 11/1/31	1,244,505
185,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	190,643
1,830,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,971,825	ñ
755,000	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	814,456
525,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 8/15/22	553,219
		9,897,629

Beverages (0.4%)
565,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, due 5/1/23	578,419
345,000	Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	361,387
		939,806

Building & Construction (3.2%)
490,000	CalAtlantic Group, Inc., Guaranteed Notes, 8.38%, due 1/15/21	581,287
570,000	CalAtlantic Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	581,400
1,775,000	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	1,939,187
1,970,000	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	1,970,000
180,000	Meritage Homes Corp., Guaranteed Notes, 7.00%, due 4/1/22	197,100
180,000	Meritage Homes Corp., Guaranteed Notes, 6.00%, due 6/1/25	184,950
250,000	Pulte Homes, Inc., Guaranteed Notes, 6.00%, due 2/15/35	248,125
1,645,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes,
	5.25%, due 4/15/21	1,657,338	ñ
305,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes,
	5.63%, due 3/1/24	300,425	ñ
195,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.00%, due 12/31/18	202,800
80,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, due 4/15/23	79,500
		7,942,112

Building Materials (1.9%)
200,000	Allegion PLC, Guaranteed Notes, 5.88%, due 9/15/23	209,500
1,325,000	HD Supply, Inc., Senior Secured Notes, 5.25%, due 12/15/21	1,391,250	ñ
545,000	Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	603,588
1,990,000	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	2,233,775	[a]
320,000	USG Corp., Guaranteed Notes, 5.50%, due 3/1/25	329,200	ñ
		4,767,313

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Cable & Satellite Television (10.0%)
$2,855,000	Altice Luxembourg SA, Guaranteed Notes, 7.75%, due 5/15/22	$2,747,937	ñ
235,000	Altice Luxembourg SA, Guaranteed Notes, 7.63%, due 2/15/25	216,083	ñ
705,000	CCO Holdings LLC/CCO Holdings Capital Corp, Guaranteed Notes, 5.25%, due 9/30/22	714,099
215,000	CCO Holdings LLC/CCO Holdings Capital Corp, Guaranteed Notes, 5.13%, due 5/1/23	216,075	ñ
590,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.38%, due 5/1/25	584,100	ñ
1,900,000	CCO Holdings LLC/CCO Holdings Capital Corp., Guaranteed Notes, 5.88%, due 5/1/27	1,900,000	ñ
1,202,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes,
	6.38%, due 9/15/20	1,203,502	ñ
1,389,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes,
	5.13%, due 12/15/21	1,333,440	ñ
615,000	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	652,669
2,120,000	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	2,112,050
1,145,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	1,190,800
195,000	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	180,375
2,135,000	DISH DBS Corp., Guaranteed Notes, 5.88%, due 11/15/24	2,042,127
616,500	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	647,325	ñ
1,305,000	Neptune Finco Corp., Senior Unsecured Notes, 10.88%, due 10/15/25	1,389,825	ñ
1,805,000	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	1,818,537	ñ
2,680,000	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	2,686,700	ñØØ
510,000	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	510,000	ñ
1,175,000	Virgin Media Finance PLC, Guaranteed Notes, 6.00%, due 10/15/24	1,183,813	ñ
1,360,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., Guaranteed Notes,
	10.25%, due 7/15/19	1,358,300
		24,687,757

Chemicals (2.5%)
715,000	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding Bank,
	Guaranteed Notes, 7.38%, due 5/1/21	756,113	ñ
1,310,000	Huntsman Int’l LLC, Guaranteed Notes, 4.88%, due 11/15/20	1,232,251
420,000	Huntsman Int’l LLC, Guaranteed Notes, 5.13%, due 11/15/22	390,600	ñ
630,000	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	63	‡
630,000	Momentive Performance Materials, Inc., Senior Secured Notes, 3.88%, due 10/24/21	504,000
1,100,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.00%, due 5/1/25	1,100,000	ñ
2,190,000	PQ Corp., Secured Notes, 8.75%, due 11/1/18	2,209,162	ñ
		6,192,189

Consumer - Commercial Lease Financing (5.9%)
1,150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Guaranteed Notes, 4.50%,
	due 5/15/21	1,181,625
705,000	Aircastle Ltd., Senior Unsecured Notes, 6.25%, due 12/1/19	770,212
1,910,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	2,120,100
2,345,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	2,550,187	ØØ
1,340,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	1,648,200
155,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 8/15/22	170,113
3,510,000	Navient Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	3,395,925	ØØ
885,000	Navient Corp., Senior Unsecured Notes, 5.88%, due 3/25/21	836,878
90,000	SLM Corp., Senior Unsecured Medium-Term Notes, 4.63%, due 9/25/17	91,008
1,325,000	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	1,316,719
631,000	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	569,478
		14,650,445

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Discount Stores (0.5%)
$1,135,000	Dollar Tree, Inc., Guaranteed Notes, 5.75%, due 3/1/23	$1,196,006	ñ

Electric - Generation (3.2%)
440,000	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	462,440	ñ
545,000	Calpine Corp., Senior Unsecured Notes, 5.38%, due 1/15/23	519,112
475,000	Dynegy, Inc., Guaranteed Notes, 6.75%, due 11/1/19	473,813
890,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	932,275
235,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	240,875
3,100,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,084,500
1,715,000	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	1,586,375
580,000	NRG Energy, Inc., Guaranteed Notes, 6.63%, due 3/15/23	539,400
		7,838,790

Electric - Integrated (0.8%)
1,770,000	RJS Power Holdings LLC, Senior Unsecured Notes, 4.63%, due 7/15/19	1,619,196	ña
490,000	Talen Energy Supply LLC, Senior Unsecured Notes, 6.50%, due 6/1/25	434,875	ñ
		2,054,071

Electronics (1.3%)
1,130,000	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	1,097,388
865,000	Flextronics Int’l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	883,381
840,000	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	894,600	ñ
220,000	NXP BV/NXP Funding LLC, Guaranteed Notes, 4.63%, due 6/15/22	224,400	ñ
		3,099,769

Energy - Exploration & Production (7.2%)
1,000,000	Antero Resources Corp., Guaranteed Notes, 5.38%, due 11/1/21	920,000
815,000	Antero Resources Corp., Guaranteed Notes, 5.63%, due 6/1/23	749,800	ñ
515,000	California Resources Corp., Guaranteed Notes, 5.50%, due 9/15/21	354,063
340,000	California Resources Corp., Guaranteed Notes, 6.00%, due 11/15/24	231,200
400,000	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	367,500
275,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	221,375
1,880,000	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	1,165,600
900,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	904,500
1,600,000	Denbury Resources, Inc., Guaranteed Notes, 4.63%, due 7/15/23	1,068,000
956,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 9.38%, due 5/1/20	831,720
295,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 6.38%, due 6/15/23	222,725
405,000	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	105,300
4,041,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	929,430
1,120,000	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,136,800
15,000	Oasis Petroleum, Inc., Guaranteed Notes, 6.50%, due 11/1/21	12,900
1,385,000	Oasis Petroleum, Inc., Guaranteed Notes, 6.88%, due 3/15/22	1,184,175
1,235,000	Range Resources Corp., Guaranteed Notes, 5.00%, due 3/15/23	1,096,062
565,000	Range Resources Corp., Guaranteed Notes, 4.88%, due 5/15/25	507,794	ñ
755,000	SandRidge Energy, Inc., Secured Notes, 8.75%, due 6/1/20	461,494	ñ
895,000	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	210,325
2,955,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	687,037
1,470,000	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	1,396,500
1,550,000	Whiting Petroleum Corp., Guaranteed Notes, 6.25%, due 4/1/23	1,441,500
955,000	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	845,175
840,000	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 9/15/24	697,200
		17,748,175

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Food & Drug Retailers (1.1%)
$750,000	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	$805,313
570,000	Rite Aid Corp., Guaranteed Notes, 6.75%, due 6/15/21	612,038
1,285,000	Rite Aid Corp., Guaranteed Notes, 6.13%, due 4/1/23	1,384,587	ñ
		2,801,938

Food - Wholesale (1.3%)
2,265,000	Post Holdings, Inc., Guaranteed Notes, 6.00%, due 12/15/22	2,276,325	ñ
530,000	Post Holdings, Inc., Guaranteed Notes, 7.75%, due 3/15/24	566,438	ñ
330,000	Post Holdings, Inc., Guaranteed Notes, 8.00%, due 7/15/25	358,050	ñ
		3,200,813

Gaming (10.5%)
900,000	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	948,375
435,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	450,225
3,815,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	3,929,450
670,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	676,445
1,705,000	Int’l Game Technology PLC, Senior Secured Notes, 6.50%, due 2/15/25	1,602,700	ñ
740,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 8.88%, due 6/15/20	795,500
1,225,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	1,289,313
1,245,000	MGM Resorts Int’l, Guaranteed Notes, 8.63%, due 2/1/19	1,413,075
180,000	MGM Resorts Int’l, Guaranteed Notes, 6.00%, due 3/15/23	184,500
597,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	597,000	ñ
2,930,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	3,017,900
1,580,000	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	1,643,200	ñ
730,000	Pinnacle Entertainment, Inc., Guaranteed Notes, 6.38%, due 8/1/21	777,450
750,000	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	830,625
785,000	Scientific Games Int’l, Inc., Guaranteed Notes, 6.25%, due 9/1/20	545,575
890,000	Scientific Games Int’l, Inc., Guaranteed Notes, 6.63%, due 5/15/21	618,550
405,000	Scientific Games Int’l, Inc., Senior Secured Notes, 7.00%, due 1/1/22	409,050	ñ
4,470,000	Scientific Games Int’l, Inc., Guaranteed Notes, 10.00%, due 12/1/22	3,989,475
1,810,000	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	1,932,175
175,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 4.25%, due 5/30/23	155,750	ñ
175,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Guaranteed Notes, 5.50%, due 3/1/25	164,246	ñ
		25,970,579

Gas Distribution (8.7%)
360,000	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	373,050
897,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	946,335
750,000	Chesapeake Midstream Partners L.P., Senior Unsecured Notes, 6.13%, due 7/15/22	767,835
1,280,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Guaranteed Notes,
	6.25%, due 4/1/23	1,088,000	ñ
240,000	DCP Midstream LLC, Senior Unsecured Notes, 5.35%, due 3/15/20	223,325	ñ
300,000	DCP Midstream LLC, Senior Unsecured Notes, 4.75%, due 9/30/21	265,555	ñ
450,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, due 12/1/17	419,515
570,000	DCP Midstream Operating L.P., Guaranteed Notes, 5.60%, due 4/1/44	442,900
270,000	Duke Energy Corp., Senior Unsecured Notes, 8.13%, due 8/16/30	268,322
960,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,032,192
1,140,000	Energy Transfer Equity L.P., Senior Secured Notes, 5.88%, due 1/15/24	1,104,403
2,055,000	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,906,341
1,073,000	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes,
	4.50%, due 7/15/23	1,008,620
1,305,000	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Guaranteed Notes,
	4.88%, due 12/1/24	1,233,225
335,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.85%, due 7/15/18	346,697	ñ
305,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.00%, due 1/15/19	308,813	ñ
745,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.63%, due 4/15/20	753,381	ñ

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
$495,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 7.50%, due 7/15/38	$480,150	ñ
630,000	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.88%, due 4/15/40	601,650	ñ
575,000	Rose Rock Midstream L.P./Rose Rock Finance Corp., Guaranteed Notes, 5.63%, due 11/15/23	500,250	ñ
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 2/1/21	173,688
340,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 4/15/23	330,863
965,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.75%, due 5/15/24	928,812
3,440,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.63%, due 3/1/25	3,298,100	ñØØ
487,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes,
	7.38%, due 8/1/21	511,350
210,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes,
	5.75%, due 3/1/25	202,125
240,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,
	5.00%, due 1/15/18	236,400	ñ
765,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,
	4.13%, due 11/15/19	711,450
300,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Guaranteed Notes,
	4.25%, due 11/15/23	262,500
730,000	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Guaranteed Notes, 6.25%, due 10/15/22	759,200	ñ
		21,485,047

Health Facilities (7.6%)
580,000	Amsurg Corp., Guaranteed Notes, 5.63%, due 7/15/22	569,850
605,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	624,663
1,015,000	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	1,022,612
1,500,000	Columbia Healthcare Corp., Guaranteed Notes, 7.50%, due 12/15/23	1,680,000
1,500,000	Columbia/HCA Corp., Guaranteed Notes, 7.69%, due 6/15/25	1,657,500
1,160,000	Columbia/HCA Corp., Guaranteed Unsecured Notes, 7.05%, due 12/1/27	1,229,600
610,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	620,294
515,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.00%, due 5/1/25	511,239
545,000	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	572,250
125,000	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	137,500
210,000	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	215,250
315,000	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	324,450
490,000	HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	506,538
2,845,000	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	2,909,012
1,630,000	MPT Operating Partnership L.P./MPT Finance Corp., Guaranteed Notes, 5.50%, due 5/1/24	1,662,600
1,000,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	1,043,750
735,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 5.50%, due 2/1/21	767,855
910,000	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	969,150
625,000	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	675,000
680,000	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	719,100
450,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	405,000
		18,823,213

Health Services (0.7%)
405,000	Envision Healthcare Corp., Guaranteed Notes, 5.13%, due 7/1/22	392,850	ñ
1,290,000	Service Corp. Int’l, Senior Unsecured Notes, 5.38%, due 5/15/24	1,375,463
		1,768,313

Investments & Misc. Financial Services (1.6%)
190,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, due 3/15/17	192,223
1,510,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	1,544,428
2,685,000	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	2,174,850
		3,911,501

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Machinery (1.7%)
$2,235,000	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	$2,408,212
950,000	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	940,500
870,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	905,905
		4,254,617

Media - Diversified (0.2%)
585,000	Liberty Media Corp., Senior Unsecured Notes, 8.50%, due 7/15/29	612,788

Media Content (5.5%)
652,000	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	699,270
2,050,000	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	1,363,250
840,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	857,506
480,000	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	500,400
865,000	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	901,762
165,000	Gannett Co., Inc., Guaranteed Notes, 4.88%, due 9/15/21	163,350	ñ
105,000	Gannett Co., Inc., Guaranteed Notes, 5.50%, due 9/15/24	106,575	ñ
430,000	iHeartCommunications, Inc., Senior Unsecured Notes, 10.00%, due 1/15/18	227,900
452,000	iHeartCommunications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	388,720
3,382,000	iHeartCommunications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	2,891,610
1,665,000	iHeartCommunications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	1,098,900
155,000	Sirius XM Radio, Inc., Guaranteed Notes, 4.25%, due 5/15/20	156,938	ñ
860,000	Sirius XM Radio, Inc., Guaranteed Notes, 5.88%, due 10/1/20	914,180	ñ
1,770,000	Tribune Media Co., Guaranteed Notes, 5.88%, due 7/15/22	1,818,675	ñ
1,680,000	Univision Communications, Inc., Senior Secured Notes, 5.13%, due 5/15/23	1,663,200	ñ
		13,752,236

Medical Products (4.0%)
615,000	Alere, Inc., Guaranteed Notes, 6.50%, due 6/15/20	634,988
1,040,000	Alere, Inc., Guaranteed Notes, 6.38%, due 7/1/23	1,081,600	ñ
1,660,000	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.13%, due 6/15/21	1,647,550	ñ
1,480,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.13%, due 10/15/20	1,511,450	ñ
590,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	643,100	ñ
850,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 4.75%, due 10/15/24	860,625	ñ
495,000	Hologic, Inc., Guaranteed Notes, 5.25%, due 7/15/22	516,656	ñ
495,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 4.88%, due 4/15/20	474,581	ñ
645,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.63%, due 10/15/23	606,300	ñ
2,250,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, Guaranteed Notes, 5.50%, due 4/15/25	2,047,500	ñ
		10,024,350

Metals - Mining Excluding Steel (0.9%)
435,000	Alcoa, Inc., Senior Unsecured Notes, 5.13%, due 10/1/24	431,194
35,000	Alcoa, Inc., Senior Unsecured Notes, 5.95%, due 2/1/37	32,900
775,000	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	503,750
430,000	FMG Resources (August 2006) Pty Ltd., Senior Secured Notes, 9.75%, due 3/1/22	427,850	ñ
1,315,000	Teck Resources Ltd., Guaranteed Notes, 6.00%, due 8/15/40	729,825
		2,125,519

Oil Field Equipment & Services (0.2%)
620,000	Transocean, Inc., Guaranteed Notes, 3.00%, due 10/15/17	569,160	[a]

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Packaging (3.2%)
$1,220,000	Berry Plastics Corp., Secured Notes, 5.13%, due 7/15/23	$1,207,800
890,000	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.,
	Guaranteed Notes, 5.63%, due 12/15/16	890,000	ñ
765,000	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.,
	Guaranteed Notes, 6.00%, due 6/15/17	768,825	ñ
635,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 5.00%, due 1/15/22	647,306	ñ
1,089,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	1,146,172
535,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	556,400
905,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	945,725
550,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	571,313
1,215,000	Sealed Air Corp., Senior Unsecured Notes, 5.50%, due 9/15/25	1,281,825	ñ
		8,015,366

Personal & Household Products (0.6%)
440,000	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/19/21	452,203
1,110,000	Energizer Holdings, Inc., Guaranteed Notes, 4.70%, due 5/24/22	1,136,983
		1,589,186

Pharmaceuticals (4.7%)
2,135,000	Endo Finance LLC & Endo Finco, Inc., Guaranteed Notes, 5.38%, due 1/15/23	2,093,795	ñ
845,000	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Guaranteed Notes, 6.00%, due 7/15/23	845,000	ñ
900,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Guaranteed Notes,
	6.38%, due 8/1/23	901,125	ñ
750,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 6.75%, due 8/15/18	716,250	ñ
765,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.50%, due 3/1/23	642,600	ñ
2,725,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 5.88%, due 5/15/23	2,289,000	ñ
2,260,000	Valeant Pharmaceuticals Int’l, Inc., Guaranteed Notes, 6.13%, due 4/15/25	1,895,575	ñ
2,435,000	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	2,185,412	ñ
		11,568,757

Printing & Publishing (3.3%)
2,610,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	2,923,200
1,950,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	2,023,125
950,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	991,087
715,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	702,488
605,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	567,188
1,050,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	962,062
		8,169,150

Real Estate Dev. & Mgt. (0.3%)
680,000	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	714,510	ñ

Recreation & Travel (0.6%)
535,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Guaranteed Notes,
	5.25%, due 3/15/21	557,738
770,000	NCL Corp. Ltd., Senior Unsecured Notes, 5.25%, due 11/15/19	791,656	ñ
190,000	Six Flags Entertainment Corp., Guaranteed Notes, 5.25%, due 1/15/21	197,125	ñ
		1,546,519

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Software - Services (6.9%)
$1,520,000	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	$1,681,804
4,125,000	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	4,728,281
648,000	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	723,330
553,000	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	630,420
915,000	First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	933,300	ñØ
1,217,000	Infor Software Parent LLC/Infor Software Parent, Inc., Guaranteed Notes,
	7.13% Cash/7.88% PIK, due 5/1/21	1,053,460	ñc
1,830,000	Infor US, Inc., Guaranteed Notes, 6.50%, due 5/15/22	1,733,925	ñ
815,000	MSCI, Inc., Guaranteed Notes, 5.25%, due 11/15/24	857,788	ñ
1,065,000	MSCI, Inc., Guaranteed Notes, 5.75%, due 8/15/25	1,123,042	ñ
1,070,000	Nuance Communications, Inc., Guaranteed Notes, 5.38%, due 8/15/20	1,091,400	ñ
1,015,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	1,058,239
1,765,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	1,482,600
		17,097,589

Specialty Retail (1.7%)
1,545,000	Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	1,626,113	ñ
1,580,000	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	1,726,150
555,000	QVC, Inc., Senior Secured Notes, 5.13%, due 7/2/22	563,324
445,000	QVC, Inc., Senior Secured Notes, 5.45%, due 8/15/34	396,913
		4,312,500

Steel Producers - Products (0.8%)
2,220,000	ArcelorMittal, Senior Unsecured Notes, 7.75%, due 10/15/39	1,892,550	[a]

Support - Services (6.5%)
260,000	ADT Corp., Senior Unsecured Notes, 2.25%, due 7/15/17	258,700
720,000	ADT Corp., Senior Unsecured Notes, 4.88%, due 7/15/42	550,800
1,125,000	AECOM, Guaranteed Notes, 5.88%, due 10/15/24	1,161,562
2,800,000	Anna Merger Sub, Inc., Senior Unsecured Notes, 7.75%, due 10/1/22	2,709,000	ñ
3,260,000	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	2,689,500
1,555,000	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	1,609,425
2,028,000	IHS, Inc., Guaranteed Notes, 5.00%, due 11/1/22	2,048,280
2,541,000	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	2,553,705
743,000	RSC Equipment Rental N.A., Inc., Guaranteed Notes, 8.25%, due 2/1/21	782,008
750,000	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	795,937
880,000	United Rental N.A., Inc., Guaranteed Notes, 5.75%, due 11/15/24	893,200
		16,052,117

Technology Hardware & Equipment (0.9%)
650,000	CommScope Technologies Finance LLC, Senior Secured Notes, 6.00%, due 6/15/25	659,750	ñ
160,000	CommScope, Inc., Guaranteed Notes, 5.00%, due 6/15/21	161,000	ñ
325,000	NCR Corp., Guaranteed Notes, 4.63%, due 2/15/21	320,938
205,000	NCR Corp., Guaranteed Notes, 5.88%, due 12/15/21	207,050
855,000	Riverbed Technology, Inc., Guaranteed Notes, 8.88%, due 3/1/23	803,700	ñ
		2,152,438

Telecom - Satellite (1.8%)
729,000	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	802,447
1,085,000	Inmarsat Finance PLC, Guaranteed Notes, 4.88%, due 5/15/22	1,076,862	ñ
1,030,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	854,900
1,640,000	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	967,600
1,340,000	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	793,950
		4,495,759

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE†
Telecom - Wireless (8.4%)
$1,460,000	Communications Sales & Leasing, Inc./CSL Capital LLC, Guaranteed Notes,
	8.25%, due 10/15/23	$1,349,770
1,198,000	Crown Castle Int’l Corp., Senior Unsecured Notes, 4.88%, due 4/15/22	1,268,382
360,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	370,800
455,000	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	474,906
2,625,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,178,750
2,662,000	Sprint Capital Corp., Guaranteed Unsecured Notes, 8.75%, due 3/15/32	2,395,800
1,960,000	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	1,808,100
730,000	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	641,488
1,005,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	858,762
970,000	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	994,250
795,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	822,825
850,000	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	864,875
605,000	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	624,663
1,415,000	T-Mobile USA, Inc., Guaranteed Notes, 6.00%, due 3/1/23	1,410,578
295,000	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	304,588
475,000	T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	482,125
555,000	T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	556,388
2,465,000	Wind Acquisition Finance SA, Senior Secured Notes, 4.75%, due 7/15/20	2,520,462	ñ
875,000	Wind Acquisition Finance SA, Secured Notes, 7.38%, due 4/23/21	881,562	ñ
		20,809,074

Telecom - Wireline Integrated & Services (4.5%)
485,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	481,363
1,630,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	1,393,650
1,939,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	1,753,825
1,205,000	Embarq Corp., Senior Unsecured Notes, 8.00%, due 6/1/36	1,267,509
515,000	Frontier Communications Corp., Senior Unsecured Notes, 11.00%, due 9/15/25	539,782	ñ
1,590,000	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,679,438
430,000	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	435,375	ñØ
540,000	Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 5/1/25	541,350	ñ
985,000	Telecom Italia Capital SA, Guaranteed Notes, 6.00%, due 9/30/34	925,900
445,000	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, due 5/30/24	447,225	ñ
586,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	581,896
1,255,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	1,043,219
		11,090,532

Theaters & Entertainment (1.5%)
1,829,000	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,934,533	ñ
785,000	AMC Entertainment, Inc., Guaranteed Notes, 5.75%, due 6/15/25	790,888
1,047,000	Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	1,081,027
		3,806,448
Total Corporate Debt Securities (Cost $351,022,549)		334,434,591

NUMBER OF SHARES
Short-Term Investments (4.6%)
11,307,705	State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $11,307,705)	11,307,705	[d]
Total Investments (147.7%) (Cost $383,141,827)		365,967,678	##
Liabilities, less cash, receivables and other assets [(33.6%)]		(83,211,747)[b]
Liquidation Value of Mandatory Redeemable Preferred Shares [(14.1%)]		(35,000,000)
Total Net Assets Applicable to Common Stockholders (100.0%)		$247,755,931

See Notes to Schedule of Investments

Notes to Schedule of Investments

† In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swap contracts (“interest rate swaps”) is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate. (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of October 31, 2015:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations	$—	$20,225,382	$—	$20,225,382
Corporate Debt Securities
Chemicals	—	6,192,126	63	6,192,189
Other Corporate Debt Securities^	—	328,242,402	—	328,242,402
Total Corporate Debt Securities	—	334,434,528	63	334,434,591
Short-Term Investments	—	11,307,705	—	11,307,705
Total Investments	$—	$365,967,615	$63	$365,967,678

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in
Securities
Corporate Debt
Securities
Chemicals	$—	$—	$—	$62	$1	$—	$—	$—	$63	$62
Total	$—	$—	$—	$62	$1	$—	$—	$—	$63	$62

This security categorized as Level 3 is valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose inputs used in formulating such quotation.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, $1,763,397 was transferred from Level 3 to Level 2. Transfers of bank loans into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the year ended October 31, 2015 the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level, of inputs used to value the Fund’s derivatives as of October 31, 2015:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Over the counter interest rate swaps	$—	$(428,290)	$—	$(428,290)
Centrally cleared interest rate swaps	—	(449,615)	—	(449,615)
Total	$—	$(877,905)	$—	$(877,905)

## At October 31, 2015, the cost of investments for U.S. federal income tax purposes was $383,154,754. Gross unrealized appreciation of investments was $5,652,369 and gross unrealized depreciation of investments was $22,839,445, resulting in net unrealized depreciation of $17,187,076 based on cost for U.S. federal income tax purposes.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to $107,643,060 or 43.4% of net assets applicable to common stockholders.

Ñ These securities have been deemed by the investment manager to be illiquid. At October 31, 2015 these securities amounted to $4,372,504 or 1.8% of net assets applicable to common stockholders.

ØØ All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or interest rate swaps and/or delayed delivery purchase commitments. In addition, the Fund had deposited $1,340,720 in a segregated account for interest rate swaps.

See Notes to Financial Statements

Notes to Schedule of Investments (cont’d)

Ø All or a portion of this security was purchased on a when-issued basis. At October 31, 2015 these securities amounted to $1,368,675 or 0.6% of net assets applicable to common stockholders.

µ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2015, and their final maturities.

c Payment-in-kind (PIK) security for which part of the income earned may be paid as additional principal.

d The rate shown is the annualized seven day yield as of October 31, 2015.

¢ All or a portion of this security was purchased on a delayed delivery basis.

^^ All or a portion of this security has not settled as of October 31, 2015 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

a Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating changes made by a rating agency.

b See Note A in the Notes to Financial Statements for the Fund’s open positions in derivatives at October 31, 2015.

‡ Security had an event of default.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
October 31, 2015
Assets
Investments in securities, at value * (Note A)-see Schedule of Investments:
Unaffiliated issuers	$365,967,678
Cash	104,831
Cash collateral segregated for interest rate swaps	870,720
Interest receivable	6,456,973
Receivable for securities sold	3,452,609
Receivable for variation margin on centrally cleared interest rate swaps (Note A)	249,605
Prepaid expenses and other assets	191,865
Total Assets	377,294,281
Liabilities
Notes payable (Note A)	90,000,000
Mandatory Redeemable Preferred Shares Series B ($25,000 liquidation value per share; 1,400 shares issued
and outstanding) (Note A)	35,000,000
Over the counter interest rate swaps, at value (Note A)	428,290
Distributions payable-preferred shares	84,828
Distributions payable-common stock	26,055
Payable for securities purchased	3,489,126
Payable to investment manager (Note B)	188,033
Payable to administrator (Note B)	15,669
Payable to directors	2,189
Interest payable	122,128
Accrued expenses and other payables	182,032
Unfunded Loan Commitments (Note A)
Total Liabilities	129,538,350
Net Assets applicable to Common Stockholders	$247,755,931
Net Assets applicable to Common Stockholders consist of:
Paid-in capital-common stock	$285,900,729
Undistributed net investment income (loss)	388,219
Accumulated net realized gains (losses) on investments	(20,480,963)
Net unrealized appreciation (depreciation) in value of investments	(18,052,054)
Net Assets applicable to Common Stockholders	$247,755,931
Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Share of Common Stock Outstanding	$12.68
* Cost of Investments	$383,141,827

See Notes to Financial Statements

Statement of Operations

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$25,250,285
Expenses:
Investment management fees (Note B)	2,346,873
Administration fees (Note B)	195,573
Audit fees	63,850
Basic maintenance expense (Note A)	40,000
Custodian and accounting fees	169,562
Insurance expense	12,375
Legal fees	94,789
Stockholder reports	53,914
Stock exchange listing fees	6,377
Stock transfer agent fees	25,597
Interest expense (Note A)	1,365,035
Distributions to mandatory redeemable preferred shareholders (Note A)	947,342
Directors’ fees and expenses	34,318
Miscellaneous	29,957
Total net expenses	5,385,562
Net investment income (loss)	$19,864,723
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(11,418,359)
Interest rate swaps	(1,587,521)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(21,981,959)
Interest rate swaps	896,151
Net gain (loss) on investments	(34,091,688)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$(14,226,965)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND INC.
	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$19,864,723	$21,550,709
Net realized gain (loss) on investments	(13,005,880)	3,566,902
Net increase from payments by affiliates (Note B)	—	11,145
Change in net unrealized appreciation (depreciation) of investments	(21,085,808)	(8,964,065)
Net increase (decrease) in net assets applicable to Common Stockholders
resulting from operations	(14,226,965)	16,164,691
Distributions to Common Stockholders From (Note A):
Net investment income	(18,384,196)	(21,103,832)
Tax return of capital	(1,351,795)	—
Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders	(33,962,956)	(4,939,141)
Net Assets Applicable to Common Stockholders:
Beginning of year	281,718,887	286,658,028
End of year	$247,755,931	$281,718,887
Distributions in excess of net investment income at end of year	$388,219	$472,879

See Notes to Financial Statements

Statement of Cash Flows

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Year Ended October 31, 2015
Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders
resulting from operations	$(14,226,965)
Adjustments to reconcile net decrease in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(286,883,039)
Proceeds from disposition of investment securities	295,255,813
Purchase/sale of short-term investment securities, net	(8,615,695)
Decrease in net interest receivable (payable) on interest rate swaps	(96,755)
Decrease in receivable (payable) for variation margin on centrally cleared interest rate swaps	(58,035)
Unrealized depreciation of centrally cleared interest rate swaps	(264,690)
Increase in unamortized upfront payments received (paid) on centrally cleared interest rate swaps	510
Decrease in interest receivable	495,873
Decrease in prepaid expenses and other assets	21,671
Decrease in receivable for securities sold	516,198
Decrease in cash collateral segregated for interest rate swaps	888,694
Increase in accumulated unpaid dividends on preferred shares	2,894
Decrease in payable for securities purchased	(2,268,338)
Increase in interest payable	7,440
Net amortization of premium (discount) on investments	931,792
Increase in accrued expenses and other payables	13,794
Unrealized depreciation on securities	21,981,959
Unrealized appreciation on interest rate swaps	(896,151)
Net realized loss from investments	11,418,359
Net realized loss from interest rate swaps	1,587,521
Net cash provided by (used in) operating activities	$19,812,850
Cash flows from financing activities:
Cash distributions paid on common stock	(19,748,575)
Net cash provided by (used in) financing activities	(19,748,575)
Net increase (decrease) in cash	64,275
Cash:
Beginning balance	40,556
Ending balance	$104,831
Supplemental disclosure
Cash paid for interest	$1,357,595

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc.

Note A—Summary of Significant Accounting Policies:

1 General: The Fund was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC (“NBFI”) is the sub-adviser to the Fund. The Fund’s shares of common stock are listed on the NYSE MKT under the symbol NHS.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses on interest rate swaps, return of capital distributions, expiration of capital loss carryforwards and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(5,011,411)	$(1,565,187)	$6,576,598

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Tax Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$18,384,196	$22,040,421	$—	$—	$1,351,795	$—	$19,735,991	$22,040,421

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(17,565,879)	$(20,468,036)	$(110,883)	$(38,144,798)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, mark to market on certain swap contract transactions and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$4,971,059(1)	$4,089,608

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$7,386,847	$4,020,522

(1) The capital loss carryforwards shown above includes $4,971,059 expiring in 2016, which was acquired on August 6, 2010 in the merger with Neuberger Berman Income Opportunity Fund Inc. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2015, the Fund had capital loss carryforwards expire of $4,989,077.

5 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities net of refunds recoverable.

6 Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2015 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On October 30, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on November 30, 2015 to stockholders of record on November 16, 2015, with an ex-date of November 12, 2015. Subsequent to October 31, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on December 31, 2015 to stockholders of record on December 15, 2015, with an ex-date of December 11, 2015.

7 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8 Financial leverage: On August 6, 2010, each of Neuberger Berman High Yield Strategies Fund (“Old NHS”) and Neuberger Berman Income Opportunity Fund Inc. (“NOX”) merged with and into the Fund. In September 2008, Old NHS entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes (“Old NHS PNs”) and privately placed perpetual preferred shares (“Old NHS PPS”). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding Money Market Cumulative Preferred Shares.

In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A (“PPS”) with an aggregate liquidation preference of $27,175,000 to preferred stockholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued (“NOX Notes”). On September 30, 2010, the Fund issued privately placed notes (“PNs”) with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

In September 2013, the Fund issued privately placed notes (“New PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the New PNs, “Private Securities”) with an aggregate value of $35,000,000 to holders of the PNs and PPS and used the proceeds to redeem and prepay their PNs and PPS and increase the Fund’s leverage.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. The PNs and PPS had these same terms. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

For the year ended October 31, 2015, the distribution rates on the MRPS ranged from 2.63% to 2.73% and the interest rates on the New PNs ranged from 1.43% to 1.53%.

The table below sets forth key terms of the MPRS.

Series	Mandatory Redemption Date	Interest Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series B	9/18/23	2.7266%*	1,400	$35,000,000	$35,000,000

* Floating rate effective for the year ended October 31, 2015.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9 Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10 Derivative instruments: During the year ended October 31, 2015, the Fund’s use of derivatives, as described below, was limited to over the counter (“OTC”) interest rate swaps and centrally cleared interest rate swaps. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund used OTC interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the OTC interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities, or the Fund agrees to pay the swap counterparty a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations. At October 31, 2015, the Fund had outstanding OTC interest rate swaps as follows:

			Rate Type
Swap Counterparty	Notional Amount	Termination Date	Fixed-rate	Variable-rate	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Fund Pays Fixed-Rate:
Citibank, N.A.	50,000,000	December 7, 2015	1.883%	0.333%(1)	$(349,159)	$(79,131)	$(428,290)
					$(349,159)	$(79,131)	$(428,290)

(1)	90 day LIBOR at September 7, 2015.

For the year ended October 31, 2015, the average notional value of OTC interest rate swaps was $78,846,154.

During the year ended October 31, 2015, the Fund used centrally cleared interest rate swaps to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Certain clearinghouses currently offer clearing for limited types of derivative transactions, principally credit derivatives. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the fund would be required to post in an uncleared derivative transaction. The daily change in valuation for centrally cleared swaps is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily.

For financial reporting purpose unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in the table below. At October 31, 2015, the Fund had outstanding centrally cleared interest rate swaps as follows:

			Rate Type
Clearinghouse	Notional Amount	Termination Date	Fixed- rate	Variable- rate	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable (Payable)	Total Fair Value
Fund Pays Fixed-Rate:
CME Group, Inc.	$25,000,000	May 14, 2018	1.371%	0.314%(1)	$(238,334)	$(143,606)	$(381,940)
CME Group, Inc.	$20,000,000	April 17, 2019	1.292%	0.315%(2)	(61,338)	(6,337)	(67,675)
					$(299,672)	$(149,943)	$(449,615)

(1)	90 day LIBOR at August 10, 2015.

(2)	90 day LIBOR at October 15, 2015.

For the year ended October 31, 2015, the average notional value of centrally cleared interest rate swaps was $35,769,231.

At October 31, 2015, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Risk	Statement of Assets and Liabilities Location
OTC Interest Rate Swaps	$(428,290)	Over the counter interest rate swaps, at value(1)
Centrally Cleared Interest Rate Swaps	(449,615)	Receivable for variation margin on centrally cleared
		interest rate swaps(2)
Total Value - Liabilities	$(877,905)

(1)	“OTC Interest Rate Swaps” reflects the appreciation (depreciation) of the interest rate swaps plus accrued interest as of October 31, 2015 which is reflected in the Statement of Assets and Liabilities under the caption “Over the counter interest rate swaps, at value (Note A).”

(2)	“Centrally Cleared Interest Rate Swaps” reflects cumulative unrealized appreciation or (depreciation). Only the current day’s variation margin on open centrally cleared interest rate swaps is reported within the Statement of Assets and Liabilities as “Receivable for variation margin on centrally cleared interest rate swaps (Note A).”

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$(1,587,521)	Net realized gain (loss)
Total Realized Gain (Loss)	$(1,587,521)	on: interest rate swaps

Change in Appreciation (Depreciation)

	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$896,151	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$896,151	(depreciation) in value of: interest rate swaps

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2015.

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
OTC Interest Rate Swaps	$(428,290)	$—	$(428,290)
Total	$(428,290)	$—	$(428,290)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(b)
Citibank, N.A.	$(428,290)	$—	$428,290	$—
Total	$(428,290)	$—	$428,290	$—

(a)	Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)	Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2015.

11 Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12 Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

13 Unfunded Loan Commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. As of October 31, 2015, the value of unfunded loan commitments was $6,837,543 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Charter Communications Operating Holding LLC, First Lien Unsecured Bridge Loan, due 5/21/16	$3,769,415	$3,769,415
Charter Communications Operating LLC, Unsecured Bridge Loan, due 5/23/16	3,068,128	3,068,128

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (PPS prior to September 2013) outstanding and borrowings under the new PNs (PNs prior to September 2013) are not considered liabilities. Management is responsible for developing, implementing and supervising the Fund’s investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund’s investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund’s average daily Managed Assets.

Several individuals who are Officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC (“Neuberger”) and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

On June 3, 2014, Management made a voluntary contribution of $11,145 to the Fund in connection with a payment matter related to the Fund’s investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchases and sales of long-term securities (excluding interest rate swaps) of $203,478,317 and $204,248,946, respectively.

Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (REG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date (the “Preference Period”) and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfers”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants during the Preference Period (plus interest) under Section 547 of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. The Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time.

Note E—Legal Entity Consolidation:

On or about January 1, 2016, it is anticipated that Management will transfer to NBFI its rights and obligations pertaining to all services it provides to the Fund under the Management Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA).

Management currently serves as the Fund’s investment manager and administrator and NBFI currently serves as the Fund’s sub-adviser. Following the consolidation, the investment professionals of NBM, who currently provide services to the Fund under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Similarly, the investment professionals of NBFI, who currently provide services to the Fund under the investment sub-advisory agreement, will continue to provide the same services, except that they will provide those services pursuant to the Management Agreement. Further, the consolidation will not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Common Stock Net Asset Value, Beginning of Year	$14.42	$14.67	$14.03	$13.00	$13.82
Net Investment Income¢	1.02	1.10	1.15	1.17	1.34
Net Gains or Losses on Securities (both realized and unrealized)	(1.75)	(0.27)	0.61	1.03	(0.83)
Common Stock Equivalent of Distributions to
Preferred Shareholders From:
Net Investment Income¢	—	—	(0.04)	(0.05)	(0.05)
Total From Investment Operations Applicable to
Common Stockholders	(0.73)	0.83	1.72	2.15	0.46
Less Distributions to Common Stockholders From:
Net Investment Income	(0.94)	(1.08)	(1.08)	(1.12)	(1.28)
Tax Return of Capital	(0.07)	—	—	—	—
Total Distributions to Common Stockholders	(1.01)	(1.08)	(1.08)	(1.12)	(1.28)
Voluntary Contribution from Management	—	0.00	—	—	—
Common Stock Net Asset Value, End of Year	$12.68	$14.42	$14.67	$14.03	$13.00
Common Stock Market Value, End of Year	$10.69	$13.16	$13.56	$14.18	$13.55
Total Return, Common Stock Net Asset Value†	(4.23)%	6.48%[a]	13.18%	17.24%	3.34%
Total Return, Common Stock Market Value†	(11.53)%	5.13%[a]	3.51%	13.68%	6.03%
Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.02%	1.89%	1.73%	1.81%#	1.75%#
Ratio of Net Expenses§Ø	2.02%	1.89%	1.73%	1.76%	1.68%
Ratio of Net Investment Income	7.46%	7.47%	8.02%	8.79%	9.86%
Portfolio Turnover Rate	54%	60%	69%	94%	100%
Net Assets Applicable to Common
Stockholders, End of Year (000’s)	$247,756	$281,719	$286,658	$274,136	$253,170
Preferred Shares
Preferred Shares Outstanding,¢¢
End of Year (000’s)	$35,000	$35,000	$35,000	$27,175	$27,175
Asset Coverage Per Preferred Share@	$202,029	$226,286	$229,815	$277,268	$257,980
Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Notes Payable
Notes Payable Outstanding, End of Year (000’s)	$90,000	$90,000	$90,000	$82,600	$82,600
Asset Coverage Per $1,000 of Notes Payable@@	$4,143	$4,520	$4,575	$4,649	$4,395

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc.

† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses during certain of the periods shown.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

@ Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (PPS prior to September 18, 2013)) from the Fund’s total assets and dividing by the number of MRPS/PPS outstanding.

@@ Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, the outstanding principal of New PNs (PNs prior to September 18, 2013) and accumulated unpaid liabilities on Private Securities (PPS and PNs prior to September 18, 2013) and New PNs (PNs prior to September 18, 2013)) from the Fund’s total assets and dividing by the outstanding Notes payable balance.

†† Expense ratios do not include the effect of distribution payments to PPS stockholders outstanding. Income ratios include income earned on assets attributable to MRPS (PPS prior to September 18, 2013) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢ Calculated based on the average number of shares of common stock outstanding during each fiscal period.

¢¢ From August 6, 2010 to September 17, 2013, the Fund had 1,087 PPS outstanding. Since September 18, 2013, the Fund has 1,400 MRPS outstanding (see Note A to Financial Statements).

Ø Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common stockholders was:

Year Ended October 31,
2015	2014	2013	2012	2011
0.51%	0.46%	0.58%	0.69%	0.61%

a The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Neuberger Berman High Yield Strategies Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2015

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent Computershare, Inc. 480 Washington Boulevard Jersey City, NJ 07310
Sub-Adviser Neuberger Berman Fixed Income LLC 200 South Wacker Drive Suite 2100 Chicago, IL 60601	Plan Agent Computershare, Inc. P.O. Box 30170 College Station, TX 77842-3170
Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Overnight correspondence should be sent to: Computershare, Inc. 211 Quality Circle, Suite 210 College Station, TX 77845 Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600
Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.
Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2006 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
CLASS II
Independent Directors
Faith Colish (1935)	Director since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Howard A. Mileaf (1937)	Director since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59	Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	59	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2016 and 2017, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2006

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2006

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2006

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2006

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2006

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

An annual meeting of stockholders was held on August 24, 2015. Stockholders voted to elect three Class I Directors to serve until the annual meeting of stockholders in 2018, or until their successors are elected and qualified. Class II Directors (which include Faith Colish, George W. Morriss, and Tom D. Seip) and the Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight, and Joseph V. Amato) continue to hold office until the annual meeting in 2016 and 2017, respectively.

To elect three Class I Directors to serve until the annual meeting of stockholders in 2018 or until their successors are elected and qualified.

Shares of Common and Preferred Stock

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael M. Knetter	14,329,954	1,117,656	—	—
Peter P. Trapp	14,323,837	1,123,773	—	—
Robert Conti	14,341,934	1,105,676	—	—

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or the Fund (“Independent Fund Directors”), considers whether to continue the management agreement with Management (the “Management Agreement”) and the sub-advisory agreement between Management and Neuberger Berman Fixed Income LLC (“NBFI”) (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) with respect to the Fund. Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 8, 2015, the Board, including the Independent Fund Directors, approved the continuation of the Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality of portfolio trade execution; compliance and stockholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Directors, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its stockholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit realized by Management and its affiliates from their relationship with the Fund; (4) whether and to what extent economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund’s stockholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its stockholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience, capabilities of, and resources available to, the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and NBFI’s policies and practices regarding allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management’s responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management’s processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance on both a market return and net asset value basis relative to its benchmark and the average performance of a composite peer group (as constructed by an independent organization) of closed-end investment companies pursuing broadly similar strategies. Considering short-, intermediate- and long-term performance enables the Board to evaluate performance in a variety of market conditions. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund’s performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund’s Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund’s underperformance. The Board considered that, as compared to its peer group, the Fund’s performance was lower than the median for the 1-year period, but higher than the median for the 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund’s performance was lower for the 1-year period, but higher for the 3, 5, and 10-year periods.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management’s reported expense categories. The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund’s contractual management fee and actual management fee were both lower than the median.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or NBFI or their affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to an advised fund and separate accounts managed in similar styles to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such fund and separate accounts and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund’s assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period. The Board also considered Management’s cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that, despite the Fund’s underperformance, it retained confidence in Management’s and NBFI’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

H0768 12/15

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight.  Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $52,950 and $52,950 for the fiscal years ended 2014 and 2015, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and

2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,900 and $11,200 for the fiscal years ended 2014 and 2015, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $10,900 and $11,200 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair) and Peter P. Trapp.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2015, the Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.
NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Thomas P. O’Reilly is a Managing Director of Neuberger Berman Investment Advisers LLC (“NBIA”). He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for NBIA. He has managed money for the Firm since 1997.
William “Russ” Covode has served as a Portfolio Manager for the Registrant since 2012.  He is a Managing Director of NBIA. Mr. Covode also manages high yield and blended credit portfolios for NBIA. He joined the Firm in 2004.

Daniel Doyle, CFA, is a Managing Director of NBIA. He joined the Firm in 2012. Mr. Doyle is a Portfolio Manager and product specialist for non-investment grade portfolios and also serves on the Firm’s credit committee for high yield bonds and bank loans. He has co-managed the Registrant since 2014. Prior to joining the Firm, he served as a managing director at another firm specializing in high yield sales from 2010 to 2012 and served as a high yield portfolio manager at another firm from 2006 to 2010.
Patrick Flynn is a Managing Director of NBIA. He has co-managed the Fund since January 2016. Before being named a Portfolio Manager to the Registrant, Mr. Flynn was Co-Portfolio Manager on the Firm’s distressed debt portfolio management team. He joined the Firm in 2006.
On December 31, 2015, Ann Benjamin retired and ceased to be a Portfolio Manager for the Registrant.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2015 for Russ Covode, Daniel Doyle, and Thomas O’Reilly, and as of November 30, 2015 for Patrick Flynn.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Russ Covode***
Registered Investment Companies*	5	4,106	-	-
Other Pooled Investment Vehicles***	14	14,693	2	877
Other Accounts**	30	7,402	1	29
Daniel Doyle***
Registered Investment Companies*	6	4,447	-	-
Other Pooled Investment Vehicles***	19	18,549	2	877
Other Accounts**	30	7,402	1	29
Patrick Flynn***
Registered Investment Companies*	6	4,007	-	-
Other Pooled Investment Vehicles***	19	14,055	2	868
Other Accounts**	30	7,225	1	29

Thomas P. O’Reilly***
Registered Investment Companies*	6	4,447	-	-
Other Pooled Investment Vehicles***	19	18,549	2	877
Other Accounts**	30	7,402	1	29
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).
***A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
Conflicts of Interest (as of October 31, 2015)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.
NB Management, NBFI and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2015)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue to align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  In addition, certain CCP participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2015.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Russ Covode	A
Daniel Doyle	A
Patrick Flynn	A
Thomas P. O’Reilly	E
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

 (b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and the President and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: January 8, 2016

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 8, 2016